Polaris Industries Inc. Annual Shareholders Meeting Thursday, April 24, 2003

Greg Palen Chairman Annual Shareholders Meeting Thursday, April 24, 2003

Polaris Industries Inc. Annual Shareholders Meeting Thursday, April 24, 2003

Thomas C. Tiller President and CEO Annual Shareholders Meeting Thursday, April 24, 2003

2002 Was Another Good Year for Polaris in a Tough Environment 1998 1999 2000 2001 2002 East 1153 1296 1393 1488 1521 1998 1999 2000 2001 2002 East 2.72 3.07 3.5 3.88 4.39 1998 1999 2000 2001 2002 East 71 76 83 91 104 Polaris Industries Inc. 2002 Year: 1998 Sales: $1.521 Billion Up 2% Earnings Per Share: $4.39 Up 13% Net Income: $103.6 Million Up 13% 1999 2000 2001 2002 P O L A R I S I N D U S T R I E S I N C.

Balance Sheet and Cash Flow Remain SOLID 1998 1999 2000 2001 2002 East 107 115 127 147 168 1998 1999 2000 2001 2002 East 0.12 0.19 0.19 0.07 0.06 1998 1999 2000 2001 2002 East 0.44 0.47 0.44 0.41 0.4 1998 1999 2000 2001 2002 Cash Flow Provided Up 14% in 2002 ($ in millions) Debt to Total Capital Lowest in the past five years Return on Shareholders Equity One of the highest in the leisure industry P O L A R I S I N D U S T R I E S I N C.

Continuously Investing in the Company 1998 1999 2000 2001 2002 East 28.4 31.3 32.4 35.7 45.6 1998 1999 2000 2001 2002 East 61.5 65 63.1 54 56.6 2000 2001 2002 Research & Development Increased 28% in 2002 ($ in millions) Capital Expenditures ($ in millions) Major Expenditures in 2002: Completion of Roseau assembly expansion Product tooling for new products developed Additional engineering design and testing tools and equipment P O L A R I S I N D U S T R I E S I N C. 1999 1998

Consistently Increasing Dividends Dividend increased 11% in 2003 to $1.24 per share 1996 1997 1998 1999 2000 2001 2002 2003 East 0.6 0.64 0.72 0.8 0.88 1 1.12 1.24 1998 1999 2000 2001 2002 1996 1997 2003* P O L A R I S I N D U S T R I E S I N C. * Estimated

We Remain Committed to Returning Excess Cash to Shareholders Repurchased $76 Million of Polaris Stock in 2002 (1.2 million shares) 1996 1997 1998 1999 2000 2001 2002 East 0.5 1.5 1.1 1.5 1.2 1.1 1.2 1998 1999 2000 2001 2002 1996 1997 1996 1997 1998 1999 2000 2001 2002 East 14 40 38 52 40 49 76 1998 1999 2000 2001 2002 1996 1997 P O L A R I S I N D U S T R I E S I N C. Number of Shares Repurchased In Dollars

2002 - A Year of Uncertainties Soft economy Pending war in Iraq Low consumer confidence Increased environmental regulations Weather - lack of snow Corporate scandals P O L A R I S I N D U S T R I E S I N C. 2003 - Starting out with more of the same?

2002 Results in Summary 21st consecutive year of earnings per share growth 20 consecutive quarters of increased sales and earnings Introduced the largest number of new products in the Company's history Quality is getting better Distribution is improving Delivered 2002 results the same way as always - delivering innovative products with high quality, low cost operations P O L A R I S I N D U S T R I E S I N C.

A Solid Investment - Total Return to Investors P O L A R I S I N D U S T R I E S I N C. All returns include reinvestment of dividends

A T V s Reasons Why We Like the ATV Business

A T V s Reasons Why We Like the Business 1. We sell more ATVs than any other product with plenty of room to grow 2000 2001 2002 East 827 827 938 2000 2001 2002 2000 2001 2002 East 775 874 939 2000 2001 2002 Polaris Sales (dollars in millions) Worldwide Industry (units in thousands) (excludes RANGER and PPS)

A T V s Reasons Why We Like the Business 2. We are gaining momentum outside our traditional stronghold Sport East 21 72 Sport 21% (Predator competes in this market segment)

A T V s Reasons Why We Like the Business 3. New buyers continue to enter the market About 40% of ATV Buyers are First-Time Buyers ATV Customer Demographics Male Age: 43 Married Average income: $57,000 Half live in rural counties Youth Recreat Sport East 7 72 21 72% Recreation/ Utility 21% Sport 7% Youth ATV Market Product Segments

A T V s Reasons Why We Like the Business 4. ATV sales have historically ridden out bumps in the economy 92 93 94 95 96 97 98 99 00 01 02 CCI 80 82 102 99 114 134 128 140 128 94 82 Dollars 100 150 225 375 425 450 650 750 820 820 950 Units 210 250 300 350 390 410 510 650 775 850 950 CCI Dollars Units 02 Consumer Confidence Index Polaris ATV Sales (dollars in millions) ATV Industry (units in thousands) January 1991 February 1991 Full Year 1991 Full Year 1992 Polaris -0.28 0.52 0.33 0.29 Industry 0 0 0.03 0.14 Retail Sales Changes During and After 1991 Gulf War * Not available

A T V s Reasons Why We Like the Business 5. The RANGER continues to gain market share 2003: Accelerate new product introduction, improve quality, gain share RANGER unit retail sales up 114% in 2002

Reasons Why Victory is Taking Off V I C T O R Y M O T O R C Y L E S

Reasons Why Victory is Taking Off 1. The U.S. motorcycle market is big and growing 2000 2001 2002 East 18 19 34 2000 2001 2002 2000 2001 2002 East 303 354 399 2000 2001 2002 Polaris Sales ($ in millions) Cruisers and Touring Cruisers (units in thousands) V I C T O R Y M O T O R C Y L E S

VICTORY MOTORCYCLES

Reasons Why Victory is Taking Off

2. Victory strategy is taking hold

2002 Progress

- Retail up nearly 50%
- Dealer inventory down 30%
- More visibility ■ More web and 800 # call volume ■ floor traffic
- Dealer network stabilizing
- Product quality showing dramatic improvement
- Big improvement in industry credibility
- Team is getting stronger

POLARIS

VICTORY MOTORCYLES

Reasons Why Victory is Taking Off

3. The Victory Vegas opens up a new segment for Victory that is 27% of the premium cruiser and touring cruiser market



27% Custom Cruiser**
27% Classic Cruiser
20% Touring Cruiser (Hard)
15% Touring Cruiser (Soft)
11% Low-Rider Cruiser

Premium Cruiser Current Market Breakdown





** *Vegas segment*

POLARIS

V I C T O R Y M O T O R C Y L E S Reasons Why Victory is Taking Off 4. Introduced a new custom order program - the first in the industry 2003: Continue to gain market share and brand awareness, improve quality, add models

Reasons to Keep the Faith in Snowmobiles S N O W M O B I L E S

S N O W M O B I L E S Reasons to Keep the Faith in Snowmobiles 1. Strong brand #1 in quality (warranty costs down) 2000 2001 2002 East 302 373 293 2000 2001 2002 2000 2001 2002 2003 East 213 209 206 186 2000 2001 2002 Polaris Sales ($ in millions) Worldwide Industry (units in thousands) Season ended March 31 2003* *Estimated

S N O W M O B I L E S Reasons to Keep the Faith in Snowmobiles 2. 49 years of snowmobile experience - we have been here before 3. On top of environmental regulations +30% reduction in Model Year 2006 +50% reduction in Model Year 2012 Product plan supports meeting or exceeding EPA goals

S N O W M O B I L E S Reasons to Keep the Faith in Snowmobiles 4. Engineering innovation is key 2003: Control dealer inventory, remain #1 in quality Continue to bring new product innovation to market Vertical Escape SwitchBack RMK Pro X2

Reasons We Believe the Personal Watercraft Business Will Rebound P E R S O N A L W A T E R C R A F T P E R S O N A L W A T E R C R A F T

Reasons We Believe the Personal Watercraft Business Will Rebound 1. PWC industry sales decline has slowed P E R S O N A L W A T E R C R A F T 2000 2001 2002 East 66 60 53 2000 2001 2002 2000 2001 2002 East 131 122 120 2000 2001 2002 Polaris Sales (dollars in millions) Worldwide Industry (units in thousands) Season ended September 30 -7% -2%

PERSONAL WATERCRAFT

4 Reasons We Believe the Personal Watercraft Business Will Rebound

2. Regulatory outlook is improving
   - Issues regarding PWC use are being resolved
   - Clarity on EPA emissions regulations
     - ***Cleaner engines*** - meeting California's low emissions standard and beating EPA 2006 emissions standards
       - New Liberty Turbo Four-Stroke engines
       - Liberty 1200 High Output Direct Injection 2-Stroke engines
     - ***Quieter engines*** – our boats use a sound reduction system called PLANET™ that reduces sound pressure levels by over 60%

POLARIS

Reasons We Believe the Personal Watercraft Business Will Rebound 3. New engines and new buyers are changing the sport P E R S O N A L W A T E R C R A F T 94 95 96 97 98 99 00 01 02 1 Pass 7 5 4 4 3 2 1 1 1 2 Pass 75 63 57 56 50 44 38 32 23 3 Pass 19 34 42 43 50 55 60 65 73 4 Pass 3 2 2 2 02 1 Passenger 2 Passenger 3 Passenger 4 Passenger Four-stroke Engine Technology PWC Market Trends by Segment

Reasons We Believe the Personal Watercraft Business Will Rebound 4. Polaris innovation continues P E R S O N A L W A T E R C R A F T MSX Line EX2100 Sport Boat 2003: Successfully introduce MSX platform, new four-stroke technology, improve quality

Reasons PG&A is Our #3 Revenue Producer P A R T S, G A R M E N T S a n d A C C E S S O R I E S

Reasons PG&A is Our #3 Revenue Producer 1. Over 40,000 items available for our core products 2000 2001 2002 East 180 209 203 2000 2001 2002 Polaris Sales (dollars in millions) P A R T S, G A R M E N T S a n d A C C E S S O R I E S

Reasons PG&A is Our #3 Revenue Producer 2. Personalizing "The Way Out" is increasing P A R T S, G A R M E N T S a n d A C C E S S O R I E S

Reasons PG&A is Our #3 Revenue Producer 3. Over 2 million Polaris machines generate a big opportunity for future PG&A sales P A R T S, G A R M E N T S, a n d A C C E S S O R I E S Dealer Loyalty Program Targeted mailing Product knowledge Appropriate mix of PG&A inventory Point-of-purchase displays Star Card Web site 2003: Train dealers to better market PG&A and improve quality

Quality and Productivity are Key in a Slow Economic Environment Made significant strides in product quality in 2002 Plant defects down 42% Supplier defects down 29% Problems per vehicle produced down 16% (weighted average basis) Productivity continues to get better 1998 1999 2000 2001 2002 East 376 386 391 419 434 1998 1999 2000 2001 2002 Sales per employee ($ in thousands) Polaris sales per employee is nearly twice the industry average M A N U F A C T U R I N G O P E R A T I O N S

Financial Services - Growth Opportunity Generated $14.6 million in income in 2002 High return on investment 23% in 2002 Portfolio losses are within industry norms Retail penetration rate continues to increase 23% in 2002, up from 17% in 2001 Credit worthiness has not been compromised Delinquency and loss trends are not showing signs of deterioration P O L A R I S I N D U S T R I E S I N C. Polaris Financial Services Wholesale Financing Retail Financing Extended Service Contracts Consumer & Dealer Insurance December 31, 2001 December 31, 2002

Opportunity to Improve Distribution To grow the Company, we must help our dealers to improve Build dealer profitability Leverage Polaris' competitive advantages P O L A R I S I N D U S T R I E S I N C.

POLARIS INDUSTRIES INC.

Opportunity to Improve Distribution (continued)

- **Increase market/brand awareness for Polaris**
  - Better utilization of co-op advertising
  - Partnering with over 20 partners/licensee's (i.e., Dodge dealerships. Cabela's)
- **Train dealers in product knowledge, financial services, store operations, etc.**
- **Greater penetration in Parts, Garments & Accessories by dealers**
  - Best practices and benchmarks for dealers
  - In-store merchandising (posters, POP, fixtures)
- **Dealer store updates**
  - Currently have 34 new ground-up facilities, 17 of which are replicas of Polaris America
  - An additional 82 dealer store remodels, since March 2001
  - Provide capital assistance
  - Remodeled stores have shown 40% improvement in sales

POLARIS

Corporate Governance All current members for Audit, Compensation and Corporate Governance, and Nomination Committee are independent Our Board of Directors have a passion for our business and are actively involved All directors ride Polaris products Directors share their outstanding and broad experiences Each director attended 75% or more of the board and committee meetings in 2002 Board has established guidelines for stock ownership by directors, officers and certain managers, to strengthen commitment of the company P O L A R I S I N D U S T R I E S I N C. Company has a history of integrity, honesty and good corporate governance Early this year, we strengthened corporate governance by establishing corporate governance guidelines (available on Polaris web site) Non-executive Chairman of the Board Majority of board members are considered independent

Expectations for 2003 First Quarter 2003 results: Reported record sales and earnings 20th consecutive quarter of increasing sales and earnings EPS up 12 percent on 5 percent sales growth All business units grew sales except personal watercraft International operations grew 85 percent in the first quarter Higher gross margins contributed to the improvement in earnings Retail traffic and sales across the industry were soft, similar to the Gulf War in 1991 Expect retail traffic to improve in the coming weeks and months now that war appears to be concluding Guidance for full year 2003 remains unchanged - EPS up 7% to 10% to $4.70 to $4.85 per share P O L A R I S I N D U S T R I E S I N C.

POLARIS INDUSTRIES INC.

In Summary – The Roadmap

- Keep driving innovation – deliver a higher percentage of great new products
  - New Polaris Development Process is key
- Maintain strong positions in ATVs and snowmobiles
- Continue to drive quality improvement as #1 internal objective
- Continue improvements in PWC and Victory business units
- Expand Financial Services and PG&A
- Successfully grow Polaris Professional Series
- Continue to drive efficiency/cost improvements via platform consolidation, making more engines internally, factory productivity, etc.
- Ride economic recovery
- Keep strengthening the team
- Continue improving the dealerships
- Execute a sensible acquisition

POLARIS

Polaris Industries Inc. Annual Shareholders Meeting Thursday, April 24, 2003 Thank You!

1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. P O L A R I S I N D U S T R I E S I N C.

Polaris Industries Inc. Annual Shareholders Meeting Thursday, April 24, 2003